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                                  EXHIBIT 10.3

                     LEASE AGREEMENT FOR PROPERTY LOCATED AT

               755 W. BIG BEAVER, SUITE 139, TROY, MICHIGAN 48084


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                                       LEASE                              , 1998

TENANT:            Name:            THE KEIM GROUP, LTD., a Michigan corporation
                   Mailing Address: 755 W. Big Beaver Road, Troy, MI  48084

LANDLORD:          Name:            JOHN M. SAYLOR
                   Mail Address:    189 E. Big Beaver, Troy, MI  48083

PREMISES:          Suite No. 209 & 211 in the Office  Building at 189

East Big Beaver Road, Troy, Oakland County, Michigan, in accordance with the floor plan attached as EXHIBIT A, containing 3,077 square feet of Rentable Floor Area, which includes 35.51% of the Rentable Floor Area of the Building.

TERM:              Begins: January 1, 1999       Ends: January 31, 2002

BASIC MONTHLY

RENT:              Months:  2-37:            $4,089.85

SECURITY

DEPOSIT:           $4,089.85                 Paid:  January 1, 1999

ADDITIONAL USE:    None
(IF ANY)

TAX BASE                                     EXPENSE
RATE:              $_______                  BASE RATE:          (See Article 8)


1.       LEASE

John M. Saylor (Landlord), in consideration of the rents to be paid and the undertakings to be performed by the above named Tenant, leases to Tenant the above described Premises for the above stated Term, together with the non-exclusive right to use the parking areas and other common areas which may be designated by Landlord from time to time for use in connection with the Premises, in common with others entitled to use the same. Tenant, upon paying the rent and performing its obligations under this Lease, may peacefully and quietly enjoy the Premises during the Term, subject to the provisions of this Lease.

2.       RENT

Tenant hires the Premises for the stated Term and agrees to pay the stated Basic Monthly Rent in advance on the first day of each month during the Term, and Additional Rent as hereinafter provided, without demand, setoff or deduction, and to perform the undertakings herein set forth. Rent shall be paid at such place as Landlord may designate from time to time.

3.       USE

Tenant may use and occupy the Premises for office purposes and for the Additional Use stated above, if any, and for no other purpose without the prior written consent of Landlord. Tenant, its employees and invitees, shall comply with all laws, ordinances and regulations of all public authorities relating to the Premises and the use and occupancy thereof. Tenant, its employees and invitees, shall comply with the Regulations set forth in EXHIBIT B attached, as the same may be reasonably modified by landlord from time to time, and with such other and further reasonable regulations as Landlord may make from time to time.

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4.       CONDITION OF PREMISES

Landlord will, prior to commencement of the Term, install in the Premises the improvements shown on EXHIBIT A and specified in the Supplement to EXHIBIT C and such Supplement. Landlord shall have no other obligation to make any repairs or to remodel the Premises and, if no construction is provided in the Supplement to EXHIBIT C, Tenant accepts the Premises in their condition at the execution of this Lease. See Rider - Paragraph 1.

5.       POSSESSION

Landlord shall have no liability to Tenant if Landlord shall be unable to deliver possession of the Premises on the date of the commencement of the term of this Lease by reason of the holding over of the prior occupancy, or by reason of delay in completion of the building of which the Premises are a part or in completing, repairing or remodeling the Premises for Tenant's occupancy if such is provided herein, or for any other cause beyond the reasonable control of Landlord, but in such event, the term and rent shall not commence until possession of the Premises is tendered to Tenant and the expiration of the term shall be extended accordingly; provided that if possession is not tendered to Tenant within 180 days after the stated commencement date, other than by reason of delays caused by Tenant, Tenant may terminate this Lease by notice to Landlord within 10 days thereafter. If delay in tender of possession is caused by Tenant, Tenant shall pay Basic Monthly Rent for the period of such delay. If Tenant shall occupy the Premises prior to the date of the commencement of the term with consent of Landlord, such occupancy shall be subject to all of the terms and conditions of this Lease, including payment of rent and all other charges. Tenant shall, from time to time, within 10 days after request by Landlord, execute and deliver to Landlord a certificate confirming this Lease, the status thereof and of the Premises and Tenants occupancy thereof, in such form and with respect to such other matters as Landlord may reasonably request. Tenant shall not be entitled to withhold such certificate on the basis of any claimed default by Landlord hereunder. Notwithstanding any other provision herein, if the term has not commenced on or before 3 years from the date of this Lease, this Lease shall thereupon terminate and neither party shall have any liability to the other hereunder.

6.       UTILITIES AND SERVICES

Landlord shall furnish to the Premises, without charge to Tenant except as hereinafter provided: (a) janitor service daily except on Saturdays, Sundays and holidays; (b) hot and cold water for ordinary office purposes in public toilet rooms if not within the Premises; and (c) heat and air conditioning to maintain a comfortable temperature and electricity for purposes of illumination and operation of normal office equipment (excluding computers and other equipment requiring large amounts of electricity) between the hours of 8:00 AM and 6:00 PM Monday through Friday and from 8:00 AM to 1:00 PM on Saturday. If Tenant requires heat, air conditioning or electricity during other hours, or electricity or air conditioning for the operation of computers or other equipment requiring large quantities of electricity or air conditioning, Tenant shall give Landlord reasonable advance notice and shall pay the reasonable charges of Landlord for the same. All work and materials required to provide any such additional electric power or heating, ventilating or air conditioning facilities shall also be paid by Tenant. If Tenant generates greater quantities of refuse than normal for general office occupancy, Tenant shall pay the reasonable charges of Landlord for removal of such excess. Landlord shall have no liability to Tenant, its employees or invitees and there shall be no abatement of rent by reason of any failure to furnish any utility or service, if not due to the negligence of Landlord.

7.       MAINTENANCE AND ALTERATIONS

Tenant shall keep the Premises in good repair and at the expiration of the terms shall yield and deliver up the same in like condition as when taken, reasonable use and wear thereof excepted. Tenant shall not make any alterations to the Premises (including fastening any floor covering) without Landlord's prior written consent and then only by such contractors as may then be employed by Landlord. All alterations and additions may by either Landlord or Tenant, including any floor covering fastened to the floor by nails or adhesive, shall be the property of Landlord and shall

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remain upon the Premises at the termination of this Lease, except that Tenant may remove all movable office furniture and equipment installed by Tenant, and Tenant shall remove such other alterations and additions installed by Tenant as Landlord may direct. Tenant shall, at Tenant's expense, repair any damage to the Premises caused by the installation or removal of such furniture, fixtures, alterations or additions so removed and shall restore the Premises. If Tenant fails to remove all of Tenant's property and the property of others in the possession of Tenant from the Premises at the termination of this Lease, Landlord may remove and dispose of such property in any manner without liability therefor, and Tenant shall pay all charges for such removal and disposal upon demand by Landlord. Tenant shall indemnify and hold harmless Landlord for any claim by other persons with respect to such property.

8.       ADDITIONAL RENT

Tenant shall pay Additional Rent, as follows:

         A. If the Real Estate Taxes with respect to the land and building of which the leased Premises are a part (including all adjoining parking and other areas apportioned to the building by Landlord) for any calendar year of the term shall exceed the Tax Base Amount, Tenant shall pay to Landlord Tenant's Portion of such excess. For the purposes hereof:

                  (1) "Real Estate Taxes" shall be all (a) ad valorem real property taxes and assessments (including installments of special assessments required to be paid during the calendar year); and (b) all other taxes and other charges imposed by the State of Michigan or any subdivision thereof which: (i) are enacted after the date of this Lease or, if previously enacted, are increased in any manner after the date of this Lease (but only to the extent of such increase); (ii) are in replacement of or in addition to all or any part of ad valorem taxes as sources of revenue, and (iii) are based on whole or in part upon the land and building of which the Premises are a part or any interest therein or the ownership or operation thereof, or the rents, profits or other income therefrom, including, without limitation, income, single business, franchise, excise, license, privilege, sales, use, and occupancy taxes.

                  (2) The "Tax Base Amount" shall be the amount obtained by multiplying the stated Tax Base Rate by the number of square feet of Rentable Floor Area in the building of which the Premises are a part.

                  (3) "Tenant's Portion" shall be the percentage (as stated at the heading of this Lease) that the Rentable Floor Area of the leased Premises bears to the Rentable Floor Area of the building of which the leased Premises are a part. If the term of this Lease begins or ends other than at the beginning or ending of a calendar year, Tenant's Portion for the initial or final part of a calendar year, as the case may be, shall be adjusted in proportion to the number of days of the term which are included in such calendar year.

                  (4) "Rentable Floor Area" shall be the gross floor area of the building, or of the leased Premises, as the case may be, excluding all areas designated by Landlord on the standard building floor plan for public access or the building operations, such as:

                           (a)      Building lobbies and entries
                           (b)      Stairways, duct shafts and elevator shafts
                           (c)      The standard building corridor areas
                           (d)      Toilet rooms
                           (e)      Utilities and maintenance rooms whether
or not any such areas are actually included within any leased premises, including the Premises under this Lease.

         B. If Operating Expense with respect to the building of which the leased Premises are a part (including all adjoining parking and other areas apportioned to the building by Landlord) for any calendar year of the term shall exceed the Expense Base Amount, Tenant shall pay to Landlord Tenant's Portion (as defined in paragraph 8 A 3) of such excess. For the purpose hereof:

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                  (1) "Operating Expense" shall be all amounts paid by Landlord or which Landlord shall be obligated to pay in connection with the ownership, management and operation of such building areas, except (a) Real Estate Taxes as defined in Paragraph 8 A1, (b) cost of capital improvements, (c) building depreciation, (d) mortgage interest and principal payment and (e) real estate brokers' commissions paid with respect to leasing of premises. If the building of which the leased Premises are a part is not fully occupied for any calendar year, those Operating Expenses which vary depending upon the extent of building occupancy shall be allocated to the occupied portions and Tenant's Portion shall be adjusted accordingly. If an average of 95% or more of the Rentable Floor Area (as defined in Paragraph 8 A (4) of the building of which the leased Premises are a part is occupied during any calendar year, those Operating Expenses which are fixed and do not vary depending upon the extent of building occupancy shall be allocated to the occupied portions and Tenant's Portion shall be adjusted accordingly.

                  (2) The "Expense Base Amount" shall be the amount obtained by multiplying the stated Expense Base Rate by the number of square feet of Rentable Floor Area in the building of which the Premises are a part.

         C. On the first day of each month, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the estimated Additional Rent for the then current year, based on the then current rates of operating expenses and taxes. On request, Landlord shall deliver to Tenant a statement setting forth a computation of such estimated Additional Rent.

         D. With reasonable promptness after the end of each calendar year, or after any termination or expiration of this Lease, Landlord shall deliver to Tenant a statement for the Additional Rent payable by Tenant with respect to such calendar year, together with a statement of the computation thereof. If Additional Rent is due Landlord for such calendar year, Tenant shall, within 10 days following delivery of such statement, pay to Landlord the amount of such Additional Rent for such calendar year, less the portion thereof, if any, already paid on the estimated basis. If the amount theretofore paid hereunder for any calendar year shall exceed the amount determined in Landlord's annual statement, the excess shall be credited on the installments of Additional Rent next maturing. If Landlord shall receive a refund on account of any amount for which Tenant has been charged, Tenant shall be credited for the net received by Landlord after deduction of all expenses in connection therewith.

9.       ASSIGNMENT AND SUBLETTING

Tenant may not assign this Lease or any interest therein or sublet the Premises or any part hereof, without the proper written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall also have the right to assign this lease to a new entity to be formed. In the event Landlord shall so consent, Tenant shall remain liable for all of its obligations under this Lease.

10.      MORTGAGE

This Lease, at the option of the Landlord, shall be subordinate or superior to any present or future mortgage of the building of which the Premises are a part. The holder of any first mortgage may also elect to have this Lease prior or subordinate to its mortgage. If in connection with obtaining financing for the Office Building the proposed lender shall request reasonable modifications of this Lease as a condition of such financing. Tenant shall not unreasonably withhold or delay its agreement to such modifications, provided that such modifications do not materially increase the obligations, or materially and adversely affect the rights of Tenant under this Lease. Tenant shall attorn to any purchaser of the Premises at foreclosure sale as Landlord under this Lease subject to all of the terms and conditions of this Lease. Tenant shall, from time to time, within 10 days after request by Landlord, execute and deliver to Landlord a non-disturbance and attornment agreement which confirms the foregoing in such form as Landlord may reasonably request.

11.      ACCESS

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Landlord shall have the right to enter upon the Premises at any reasonable time for the making of inspections, repairs, or alterations as Landlord may deem necessary, to exhibit the Premises to others, and for any purpose related to the safety, protection, operation, or improvement of the building.

12.      FIRE

If the Premises are damaged or destroyed by fire or other casualty insured under standard fire and extended coverage insurance, Landlord shall repair and restore the same with reasonable dispatch. The obligation of Landlord to restore is limited to the work required to be performed by Landlord under EXHIBIT C. Rent shall abate pro rata in proportion to the extent of untenantability until the Premises shall be restored to a tenantable condition. Notwithstanding any other provision herein, if damage to the building of which the leased Premises are a part is so extensive that the same cannot reasonably be repaired within 180 days, or if Landlord elects not to restore the building to its form prior to the damage, Landlord may terminate this Lease by notice in writing to Tenant. If the leased Premises are not restored to a tenantable condition within 180 days, other than by reason of causes beyond the reasonable control of Landlord, Tenant may terminate this Lease by notice in writing to Landlord within 15 days after the expiration of the 180 day period. Neither Landlord or Tenant nor their respective employees shall have any liability to the other by reason of any loss or damage, however caused and without regard to negligence or fault, to the extent that the same is reimbursed by insurance held by the injured party under a policy or policies which permit this waiver.

13.      EMINENT DOMAIN

If all of the Premises or the use and occupancy thereof are taken under the power of eminent domain, this Lease shall terminate at the time of such taking. If any portion of the building of which the Premises are a part or the use and occupancy thereof shall be taken under the power of eminent domain, Landlord may, at Landlord's option, at any time after the entry of the verdict or order for such taking, terminate this Lease by not less than 30 days' notice in writing to Tenant. If 20% or more of the Premises shall be taken and the remainder is unsuitable for Tenant's purposes, Tenant may terminate this Lease by notice in writing to Landlord within 30 days after the taking and, in such event, Tenant shall vacate within 30 days after such termination; if Tenant does not terminate, rent shall be reduced in proportion to the area of the Premises taken. All damages and compensation awarded for any taking under the power of eminent domain shall belong to and be the property of Landlord whether such damage or compensation be awarded for the leasehold of the fee or other interest of Landlord or Tenant in the Premises.

14.      INDEMNITY AND LIABILITY INSURANCE

         a) Tenant shall indemnify Landlord from all liability for damages to person or property in, on or from the Premises from any cause whatsoever other than the negligent or wrongful act of Landlord, and from all liability by reason of any negligent or wrongful act of Tenant. Tenant shall procure and keep in effect during the term comprehensive public liability and property damage insurance naming Landlord and Tenant as insureds, with limits of not less than $1,000,000 for damages resulting to one person, $1,000,000 for damages resulting from any one occurrence, and $200,000 for damage to property resulting from one occurrence. Tenant shall deliver policies of such insurance or certificates thereof to Landlord, which shall provide that the same may not be cancelled without not less than 30 days prior written notice to Landlord.

         b) Landlord covenants to hold Tenant harmless from and against, and indemnify Tenant, except in the event of negligence of Tenant, its agents, employees or invitees, with respect to all claims and all costs, expenses and liabilities incurred in connection with such claims, including any action or proceeding brought thereon, arising from or as a result of any accident, injury, death, loss or damage whatsoever to any person or to the property of any person, as shall occur in the common areas of the building in which the Premises are located.

15.      DAMAGE

Landlord shall have no liability for any loss or damage that may be occasioned by or through the acts or omissions of

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others, including persons occupying other premises in the building. Landlord shall have no liability for any loss or damage from water leakage from any source, or from leakage, overflow, stoppage or backing up of other condition of any facilities or utilities, or from fire, explosion or any other casualty, or for any loss or damage from any other cause whatsoever, including theft.

16.      HOLDING OVER

In the event Tenant holds over after the expiration of the term of this Lease, the tenancy shall thereafter be from month-to-month, on the same terms and conditions as are herein set forth, in the absence of a written agreement to the contrary, except that the Basic Monthly Rent shall be 125% of the amount stated at the heading of this Lease.

17.      DELINQUENCY

If Tenant shall default in any payment or expenditure other than rent required to be paid or expended by Tenant under the terms hereof, Landlord may at Landlord's option make such payment or expenditure, in which event the amount thereof shall be payable as additional rental to Landlord by Tenant on the next ensuing rent date together with interest at 10% per annum from the date of such payment or expenditure by Landlord, and on default in such payment Landlord shall have the same remedies as on default in payment of rent.

18.      BANKRUPTCY

If the tenancy shall be taken in execution or by other processes of law, or if Tenant shall file a petition in bankruptcy or insolvency, or if Tenant shall file a petition or any pleading seeking reorganization or any relief as a debtor under any present or future bankruptcy or similar law, or if Tenant shall be declared bankrupt or insolvent, or if a receiver shall be appointed for Tenant's property, or if an assignment shall be made of Tenant's property for the benefit of creditors, Tenant shall be in default under this Lease, and, to the extent permitted by applicable law, Landlord shall be entitled to exercise any or all remedies set forth in Paragraph 19 of this Lease. This Lease shall be deemed to have been rejected and terminated unless the trustee or Tenant assumes this Lease within 60 days after the filing of a proceeding under Chapter 7 of the Federal Bankruptcy Code or within 120 days after the filing of a petition under Chapters 11 or 13 of the Code. Tenant acknowledges that, in entering into this Lease, Landlord relied upon a determination that Tenant would be able to perform its obligations under this Lease and that the character of Tenant's occupancy and use of the Premises would be compatible with the character of the building and the other tenants thereof. Therefore, no election by a trustee or Tenant to assume this Lease shall be effective unless the trustee or Tenant cures, or gives adequate assurance of a prompt cure of, any existing default, compensates or gives adequate assurance of compensation for any pecuniary loss incurred by Landlord arising out of any default of Tenant, and gives adequate assurance of future performance under this Lease, including but not limited to a reasonable security deposit as determined by Landlord. This Lease may only be assigned by the trustee or Tenant if Landlord acknowledges in writing that the intended assignee's use of the Premises will be compatible with the character of the building and the other tenants thereof, and that the assignee has provided adequate assurance of future performance of all of the terms and conditions of this Lease, including but not limited to the submission of satisfactory current, audited financial statements.

19.      DEFAULT

If Tenant shall default in the payment of rent or other amounts, or in the performance of any other obligation of Tenant hereunder and such default shall continue for 10 days after written notice to Tenant, or if any of the events recited in Paragraph 18 shall occur, Landlord may, in addition to all other remedies permitted by law; (a) terminate this Lease by notice to Tenant and recover Landlord's damages from Tenant; (b) with or without terminating this Lease, reenter and repossess the Premises and Tenant and each and every occupancy remove and put out, preserving its right of damages. In addition to all other damages provided by law, Tenant shall pay Landlord the expense incurred in obtaining possession of the Premises and all expenses incurred in and about reletting the same and, if Landlord relets the Premises, each month the excess of the amounts payable by Tenant hereunder over the amounts actually received by Landlord

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on account of such month from such reletting.

20.      DELINQUENCY CHARGES

If Tenant fails to make any payment due to Landlord under this Lease within ten
(10) days after the due date thereof, Tenant shall pay to Landlord a delinquency charge in the amount of One Hundred Dollars ($100.00) to reimburse landlord for its administrative expenses resulting from the late payment. Any delinquency charge shall be payable on the eleventh (11th) day following the due date for the payment to which any charge is applicable. The payment of any delinquency charge shall not excuse or cure any default by Tenant under this Lease.

21.      SECURITY DEPOSIT

Landlord shall hold the amount recited above as a security deposit, if any, as security for the performance of all of the obligations of Tenant under this Lease. Landlord shall not be obligated to apply the security deposit upon any rent or other damages and Landlord's right to terminate this Lease and to possession of the Premises in the event of default shall not be affected by the fact that Landlord holds such security. landlord may at any time apply the security upon damages theretofore suffered and may retain the security to apply upon such damages as may accrue thereafter. If the security deposit is not applied to the payment of rent of damages, the same shall be returned to Tenant upon expiration of the Lease and when Tenant shall have vacated the Premises and delivered possession to landlord in the condition required hereby. Landlord shall not be obligated to keep the security deposit as a separate fund, but may mingle the same with Landlord's funds, and no interest shall accrue thereon. Tenant agrees not to look to the holder of a first mortgage of the building of which the Premises are a part, as mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereinunder unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this Lease.

22.      NOTICES

All notices provided herein shall be in writing. Any notice to Tenant may abe served at 17187 N. Laurel Park Drive, Suite 165, Livonia, Michigan 48152,
Attention: Kris Shaiani, Controller, by hand delivery or by mailing by first-class mail, postage prepaid, addressed to the Premises, unless a different mailing address shall have been designated by written notice received by Landlord. Any notice to Landlord shall be served by depositing the same in the mail, certified mail, return receipt requested, with postage prepaid, addressed to the address at which rent is paid hereunder.

23.      RELOCATION

Landlord may, at its election, relocate Tenant in other comparable space in the building upon not less than 30 day's prior written notice to Tenant. Landlord shall pay the cost of moving and tenant improvements and normal out-of-pocket costs associated with such relocation to the new space. If Tenant does not wish to accept such relocation, Tenant may object thereto by written notice to Landlord within 10 days after the notice from Landlord. In the event Tenant so objects, Landlord may rescind the notice of intention to relocate Tenant, or may reaffirm such intention, in which latter event Tenant may terminate this Lease by notice to Landlord within 10 days after notice of Landlord's reaffirmation and, in the event, Tenant shall vacate within 30 days thereafter.

24.      NAME

Landlord reserves the right to change the name or street address of the building or the suite number of the Premises.

25.      MISCELLANEOUS

This Lease shall enure to the benefit of the successors and assigns of Landlord and shall be binding upon the permitted successors and assigns of Tenant. In the event Landlord shall convey the building to any other person, Landlord may assign this Lease to the grantee and pay the Security Deposit to the grantee and thereupon Landlord shall be relieved

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from all obligations under this Lease. The rights and remedies provided therein shall be cumulative and shall not be exclusive of any other rights or remedies or any rights or remedies provided by law.

26.      HAZARDOUS MATERIAL

         (a) The Tenant shall not cause or permit any "Hazardous Material" to be brought upon, kept or used in or above the leased premises by the Tenant, its agents, employees, contractors or invitees, except for such limited amounts of "Hazardous Material" that is reasonably necessary for the operation of a general business office. "Hazardous Material" means (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time and regulations promulgated thereunder, (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time and regulations promulgated thereunder or the Superfund Amendments and Reauthorization Act of 1986; (iii) any oil or petroleum products, and their by-products; and (iv) any substance that is or becomes regulated by any federal, state or local governmental authority;

         (b) Any Hazardous Material permitted on the leased premises as provided in the immediately preceding subparagraph (a), and all containers therefor shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to such Hazardous Material.

         (c) The Tenant hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage and disposal of Hazardous Material kept on the leased premises by the Tenant, and the Tenant shall give immediate notice to the Landlord of any violation or potential violation of the provisions of this paragraph. The Tenant shall defend, indemnify and hold harmless the Landlord and its agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including without limitation, attorneys' and consultants' fees, court costs and litigation expenses) of whatever kind or nature known or unknown, contingent or otherwise, arising out of or in any way related to (i) the presence, disposal, release, or threatened release of any such Hazardous Material that is on, from or affecting the soil, water, vegetation, buildings, personal property, persons animals or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to that Hazardous Material; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to that Hazardous Material or (iv) any violation of any laws applicable thereto. The provisions of this paragraph shall be in addition to any other obligations and liabilities the Tenant may have to the Landlord at law or in equity and shall survive the transaction contemplated herein and shall survive the termination of this Lease.

27.      RIDERS

Additional provisions of this Lease may be set forth in the Riders attached, if any, and signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed these presents as of the day and year first above written.

LANDLORD:                          TENANT:

John M. Saylor                     ACRO Service Corp., a Michigan corporation

BY:    /s/ John M. Saylor          BY:
   --------------------------         ----------------------------------------
         John M. Saylor

ITS:                               ITS:

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                                    EXHIBIT B

                                   REGULATIONS

Tenant shall comply with, and shall not permit any violation of the following Regulations as the same may be reasonably amended by Landlord from time to time:

1. The common or public areas of the building and grounds shall not be obstructed or used for any purpose other than ingress and egress to and from the Premises. Parking areas shall be used only for transient parking by tenants, their employees and invitees, and shall not be for stored vehicles or for parking large commercial or recreational vehicles.

2. Nothing shall be attached to the interior or exterior of the building outside the Premises without the prior written consent of Landlord. Standard building drapes shall be used in such windows as shall be designated by Landlord. No other drapes, curtains, blinds, shades, or screens or other object shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. No article shall be placed on any window sill.

3. No sign or other representation shall be placed outside any part of the Premises, or inside the Premises if the same will be visible from outside the Premises, without the prior written consent of Landlord. Landlord will provide one standard tenant identification at Tenant's entrance and one in the building directories.

4. Landlord has the right to control access to the building and refuse admittance to the building during such hours as Landlord may determine and on Saturdays, Sundays and holidays, to any person or persons without satisfactory identification or a pass issued by a tenant.

5. All deliveries and removals of furniture, equipment or other bulky items must take place after notice to Landlord during such hours and in such manner as Landlord may determine from time to time. Tenant shall be responsible for all damage or injury resulting from the delivery or removal of all articles into or out of the Premises.

6. No load shall be placed on the floor of the Premises in excess of the limits which may be established by Landlord or in any place not approved by Landlord. Tenant's equipment shall be placed and operated only in such locations as shall be approved by Landlord.

7. No article deemed hazardous on account of fire or having other dangerous properties or any explosive shall be brought into the building or Premises. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the building or the Premises.

8. No marking, painting, drilling, boring, cutting or defacing of the Premises or the building will be permitted without the prior written consent of Landlord and as it may direct. Nothing shall be attached to the floor by adhesive without the written permission of Landlord. Clear plastic protective floor mats shall be maintained over all carpeted areas under desk, chairs and casters.

9. No electric or other wires shall be brought into the Premises and the electrical system and light fixtures in the building and the Premises shall not be disturbed without Landlord's written permission specifying the manner in which same may be done. Only such electrical fixtures and equipment may be used as shall be approved by Landlord.

                                    EXHIBIT B
                                   (Continued)

10. The toilets and other plumbing fixtures shall not be used for any purpose other than those for which they are designed, and no sweepings, rubbish or other similar substance shall be deposited therein.

11. No noise, vibration or odor shall be produced upon or from the Premise which is observable outside the Premises. No cooking shall be done or permitted on the Premises. Nothing shall be thrown out of the doors or windows or down the passageways.

12. The Premises shall not be used or permitted to be used for lodging of sleeping or for the possession, sale or furnishing or liquor or narcotics. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on such Premises, nor advertise for laborers giving an address at the Premises.

13. Canvassing, soliciting, and peddling in the building is prohibited, and each tenant shall cooperate to prevent the same. No vending machine shall be operated in building by any tenant.

14. Landlord is not responsible for mail chutes or for any damage or delay which may arise from the use thereof. Landlord will not be responsible for lost or stolen property.

15. Upon closing the Premises at any time all doors shall be locked and all windows shall be closed. No additional locks or bolts of any kind shall be placed upon any of the doors or windows not shall any changes be made in existing locks or the mechanism thereof. Upon the termination of occupancy, all keys of offices and restrooms shall be returned to Landlord and, in the event of the loss of any keys furnished by Landlord, the tenant shall pay to Landlord the cost thereof. Landlord may retain a pass key to the Premises and shall be allowed admittance thereto at all reasonable times.

16. The requirements of tenants will be attended to only upon application at the office of the building. Landlord's employees shall not perform any work outside of their regular duties, unless under special instruction from Landlord.

LANDLORD:                          TENANT:

John M. Saylor                     ACRO Service Corp., a Michigan corporation

BY:   /s/ John M. Saylor           BY:
    --------------------------        -----------------------------------------
         John M. Saylor

ITS:                               ITS:

                                    EXHIBIT C
                             LEASEHOLD IMPROVEMENTS

A. Landlord will, prior to commencement of the term, install in the Premises the improvements shown on EXHIBIT A and specified in the Supplement to this EXHIBIT C, if any.

B. The Standard Basic Leasehold Improvements stated in the Supplement will be installed by Landlord without charge to Tenant, if specified. All other work and materials, including all revisions requested by Tenant after Tenant's approval of EXHIBIT A and the Supplement ( or after approval of the complete plans and specifications if such are not stated on EXHIBIT A and the Supplement), shall be paid by Tenant. If Tenant's equipment or operations require electric power or heating, ventilating or air conditioning facilities in excess of those provided by the standard building equipment, including, by way of example only, facilities for computer rooms, projection rooms or conference rooms, the work and materials required to provide the additional capacity shall be paid by Tenant.

C. Unless otherwise provided in the Supplement, Tenant shall pay one-half of the estimated amount for additional work and materials to be provided in accordance with Paragraph B upon the execution of this Lease and the balance forthwith when billed by Landlord upon substantial completion of the work or upon Tenant's occupancy of the Premises whichever shall first occur.

D. If complete plans and specifications for the work are not stated on EXHIBIT A and the Supplement:

         (1) Tenant shall furnish Landlord with all information necessary for preparation of such plans and specifications, including partitioning and electrical and telephone requirements not later than .

         (2) Within 10 days after submission of complete plans and specifications to Tenant, Tenant shall approve the same or furnish its requested revisions to landlord.

John M. Saylor                     ACRO Service Corp., a Michigan corporation

BY:   /s/ John M. Saylor           BY:
    --------------------------        -----------------------------------------
         John M. Saylor

ITS:                               ITS:

                             EXHIBIT "C" SUPPLEMENT
            TENANT'S STANDARD BASIC LEASEHOLD IMPROVEMENT ALLOWANCES

1.       PARTITIONING

Vinyl covered drywall panels. Allowance of one (1) linear foot per 20 sq.ft. of leased area (i.e. 5% of leased sq.ft.). Party walls between individual tenants and partitions which divide hallways from the leased premises will be provided by Landlord and are not part of the allowance. Cost of walls above this allowance is $40.00 per lineal feet. Lineal Footage is figured thru door openings.

2.       DOORS

Landlord provides one standard solid core entrance door and glass sidelight per suite. Interior offices: flush panel, solid core, oak, full height with metal frame. Landlord shall provide one interior office door per 25 lineal feet of wall. Cost of door opening over allowance is $512.00.

3.       ELECTRICAL OUTLETS

One duplex electrical outlet for every 200 sq. ft. of rentable area. Outlets required over this allowance are at a cost of $86.00.

4.       TELEPHONE OUTLETS

One telephone outlet for every 250 sq. ft. of rentable area. Outlets required over this allowance are at a cost of $135.00.

5.       ELECTRICAL SWITCHES

One single pole light switch shall be provided per 500 sq. ft. of rentable area. Switches required over this allowance are $76.00.

6.       LIGHTING

2'x4' recessed fluorescent fixtures (or equivalent) with acrylic Prismatic lens and 3-40 watt lamps installed in all office areas to be provided at a ratio of one (1) fixture per 80 sq. ft. of rentable area. Cost of fixtures above this allowance is $135.00.

If tenant elects to substitute special lighting or incandescent fixtures in lieu of fluorescent, tenant shall pay for the cost of the fixture and its installation, and will also pay for light bulb replacement.

7.       CEILING

5' x 5' aluminum grid system (white finish) installed prior to construction of all partitions. Pattern established by basic building plans. Lay-in boards shall be Building Standard. Ceiling heights established by basic building plans.

8.       FLOOR COVERING

Carpeting will be provided throughout the demised premises except for areas where vinyl asbestos floor tile to equivalent may be desired by Tenant. Tenant shall select carpeting from building standard samples. Vinyl base will be provided.

                             EXHIBIT "C" SUPPLEMENT
            TENANT'S STANDARD BASIC LEASEHOLD IMPROVEMENT ALLOWANCES

         (Continued)

9.       DRAPERY

All exterior windows will be provided with building standard blinds.

10.      SOUND INSULATION

Insulation will be provided in all corridor and demising walls. Insulation required in other walls will be at a cost of $6.90 per linear foot.

                                    EXHIBIT D
                               JANITORIAL SERVICE

DAILY SERVICES:  (Five time per week)

1.       Empty waste baskets.

2.       Empty and clean ash trays, including ones in public areas.

3.       Dust desk tops which are clear of working papers.

4.       Sweep or vacuum entire floors area - public and private.

5.       Toilet Rooms:

         (a)  Empty all waste receptacles.
         (b)  Sweep and wet mop floors.
         (c)  Clean and disinfect all fixtures and clean mirrors and shelves.
         (d)  Refill towel and soap dispensers and toilet paper.

6.       Clean and disinfect drinking fountains and water coolers.

7.       Damp mop public vending areas. Damp wipe vending machines.

WEEKLY SERVICES:

1.       Damp mop floors, stairways, lobbies and corridors.

2.       Machine buff reception area, lunchroom and aisles.

3.       Dust tops of file cabinets, ledges and baseboards, and heat conductors.

4. Wash and disinfect all ceramic tile; toilet partitioning, fixtures and waste receptacles in toilet rooms. Refill deodorant containers.

5. Remove smudges and scuff marks from all painted surfaces and glass office partitions wherever possible public and private areas. Spot clean hall carpeting.

6.       Police parking areas for rubbish and trash.

MONTHLY SERVICES:

1.       Strip, wax and polish floors in reception area, lunchroom and aisles.

2.       Dust all drapes.

3.       Wash entrance door glass and all glass office partitions.

4.       Wash outside and inside building entry mats.

                                    EXHIBIT D
                                   (Continued)

QUARTERLY SERVICES:

1.       Strip and rewax entire floor area with wax or floor treatment.

2. Wash first floor windows. (Upper floor windows shall be washed at 4 months intervals).

3.       Wash air diffusers and vents.

SEASONAL SERVICES:

1.       Snow removal from concrete walks as necessary.

2.       Snow plowing of the parking lots at each snowfall in excess of 1".

3.       Lawn cutting service of green areas as required.

                                  RIDER TO LEASE

ADDRESS:          189 East Big Beaver, Troy, Michigan

LANDLORD:         John M. Saylor

TENANT:           ACRO Service Corp., a Michigan corporation

1.       CONDITION OF PREMISES:

Landlord and Tenant agree that Tenant shall take the space on an "as is" basis except Landlord, at Landlord's sole cost and expense, shall paint the walls and clean the carpet.

2. Robert L. Badgero, Associate Broker, Signature Associates, hereby discloses that he is acting solely on behalf of the Landlord. Brokerage commission shall be split 50/50 between Signature Associate and Schostak Bros.

WITNESSES:                                           LANDLORD:   JOHN M. SAYLOR

                                                     BY: /s/ John M. Saylor
                                                        -----------------------
ITS:
    --------------------------------

TENANT:   ACRO SERVICE CORP.,
               a Michigan corporation

                                                     BY:

                                                     ITS: